Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report of China XD Plastics Company Limited (the “Company”), on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), each of the undersigned, Jie Han, Chief Executive Officer of the Company and Taylor Zhang, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jie Han
Name:	Jie Han
Title:	Chief Executive Officer
(Principal Executive Officer)

November 15, 2021

/s/ Taylor Zhang
Name:	Taylor Zhang
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

November 15, 2021